EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statements of Columbus Energy Corp. on Form S-8 (File No. 33- 63336) Form S-8 (File No. 33-93156), Form S-8 (File No. 33-25743) of our report dated February 11, 1997, on our audits on the consolidated financial statements of Columbus Energy Corp. as of November 30, 1996 and 1995, and for the years ended November 30, 1996, 1995, and 1994, which report is included in this Annual Report on Form 10-K.



                               COOPERS & LYBRAND L.L.P.


Denver, Colorado
February 21, 1997

                                                                   EXHIBIT 23(b)

                    (REED W. FERRILL & ASSOCIATES LETTERHEAD)

                                                               February 12, 1997




Columbus Energy Corp.
1660 Lincoln Street, Suite 2400
Denver, Colorado 80264




     Reed W. Ferrill & Associates, Inc. consents to the use of its name and its reports dated February 12, 1997 entitled "Columbus Energy Corp., Reserve and Revenue Forecast as of November 30, 1996, Constant Prices and Costs" in whole or in part, by Columbus Energy Corp. (Columbus) in Columbus' Form 10-K Report to the Securities and Exchange Commission for the fiscal year ended November 30, 1996.



                                            for and on behalf of
                                            Reed W. Ferrill & Associates, Inc.

                                            \s\Reed W. Ferrill
                                            ------------------
                                            Reed W. Ferrill
                                            President
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                                                                   EXHIBIT 23(c)

                       (HUDDLESTON & CO., INC. LETTERHEAD)


                                February 12, 1997




Columbus Energy Corp.
1660 Lincoln Street, Suite 2400
Denver, Colorado 80264


Huddleston & Co., Inc. consents to the use of its name and its report dated January 8, 1997, entitled "Columbus Energy Corp., Berry R. Cox Field, Estimated Reserves and Revenues, as of November 30, 1996, Constant Product Prices" in whole or in part, by Columbus Energy Corp. (Columbus) in Columbus' Form 10-K Report to the Securities and Exchange Commission for the fiscal year ended November 30, 1996.

                                               For and On Behalf of

                                               HUDDLESTON & CO., INC.

                                               \s\Peter D. Huddleston
                                               ----------------------
                                               Peter D. Huddleston, P.E.
                                               President